ABN Amro Bank N.V. OTC Derivative Operations 199 Bishopsgate, London EC2M 3XW United Kingdom Tel:+44 20 7678 8000 Fax:+44 20 7857 9428/30

DATE:	August 31, 2007

TO:	Supplemental Interest Trust,
Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-16N
c/o U.S. Bank, National Association
One Federal Street, 3rd Floor
Boston, MA 02110
("Party B")

FROM:
ABN AMRO BANK N.V.
199 Bishopsgate,
London EC2M 3XW,
United Kingdom
Attention: Fixed Income Derivatives Documentation
Telex: 887366 Answerback: ABNALN G
Fax: 44 20 7857 9428
Telephone: 44 20 7678 3311
Electronic Messaging System Details: Swift ABNA GB 2L
("Party A")

RE:	Swap Transaction

Dear Sir or Madam:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the “Transaction”).

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a “Confirmation” as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of August 31, 2007, as amended and supplemented from time to time (the “Agreement”) between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1.	The Swap Transaction to which this Confirmation relates is a Rate Swap Transaction, the terms of which are as follow:

General Terms

Trade Date:	August 28, 2007

Effective Date:	September 25, 2007

Termination Date:	August 25, 2012, subject to adjustment in accordance with the Following Business Day Convention

Notional Amount:	See Amortization Schedule, Schedule A

Fixed Amounts:

Fixed Rate Payer:	Party B

Fixed Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on October 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Fixed Rate Payer Period End Date.

Fixed Rate	See Amortization Schedule, Schedule A

Fixed Rate Day Count Fraction:	Actual/360

Floating Amounts:

Floating Rate Payer:	Party A

Floating Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on October 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

Business Day:
Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in (1) the city in which the Corporate Trust Office of Party B is located or (2) the States of New York, Colorado or Illinois are closed.

Floating Rate Payer Upfront Payment:
$608,000. Party A shall pay Lehman Brothers Holdings Inc. the Floating Rate Payer Upfront Payment on or prior to August 31, 2007, subject to adjustment in accordance with the Following Business Day Convention.

2.	Procedural Terms:

	Calculation Agent:	Party A

	Offices:	The Office of Party A for the Swap Transaction is New York

Account Details:

	Payments to Party A:	ABN AMRO Bank N.V., New York, ABNAUS33 CHIPS 007535 ABA No. 026009580 A/C Name: ABN Amro Bank N.V., London A/C No. /661001036741 Ref. DCM:

	Payments to Party B:	U.S. Bank Corporate Trust Services ABA# 091-000-022 DDA# 173-103-321-118 Ref: LXS 2007-16N, Group 1 Attn: J. Byrnes

	Payments to Lehman Brothers Holdings Inc:	Citibank ABA: 021000089 Acct: 4061-5624 Acct Name: Lehman Brothers Inc. Ref: LXS 2007-16N, Group 1 Attn: Frank Affronti

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning to us by fax/telex to ABN AMRO Bank N.V. to the attention of Derivatives Documentation Unit:
Fax Number :0044 207 8579428/9430
Telephone Number :0044 207 6783311/3196

ABN AMRO BANK N.V., LONDON BRANCH

By:

Authorized Signatory

Accepted and confirmed as of the Trade Date written above:

SUPPLEMENTAL INTEREST TRUST,
Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-16N

By: U.S. Bank, National Association, not in its individual capacity, but solely as Trustee

By:

Name:
Title:

SCHEDULE A to the Confirmation dated as of August 31, 2007,
Re: Reference Number 7455365
Amortization Schedule, subject to adjustment in accordance with the Following Business Day Convention

From and Including	To but Excluding	Notional Amount (USD)	Fixed Rate (%)
9/25/2007	10/25/2007	365,342,795.00	5.41
10/25/2007	11/25/2007	355,458,601.00	5.38
11/25/2007	12/25/2007	345,844,833.00	4.77
12/25/2007	1/25/2008	336,494,016.00	4.77
1/25/2008	2/25/2008	327,398,884.00	4.73
2/25/2008	3/25/2008	318,552,373.00	4.68
3/25/2008	4/25/2008	309,947,617.00	4.54
4/25/2008	5/25/2008	301,577,940.00	4.51
5/25/2008	6/25/2008	293,436,852.00	4.47
6/25/2008	7/25/2008	285,518,047.00	4.50
7/25/2008	8/25/2008	277,815,390.00	4.51
8/25/2008	9/25/2008	270,322,920.00	4.53
9/25/2008	10/25/2008	263,034,840.00	4.58
10/25/2008	11/25/2008	255,945,517.00	4.61
11/25/2008	12/25/2008	249,049,473.00	4.63
12/25/2008	1/25/2009	242,341,382.00	4.66
1/25/2009	2/25/2009	235,816,066.00	4.69
2/25/2009	3/25/2009	229,468,493.00	4.71
3/25/2009	4/25/2009	223,293,770.00	4.72
4/25/2009	5/25/2009	217,287,138.00	4.74
5/25/2009	6/25/2009	211,443,973.00	4.76
6/25/2009	7/25/2009	205,759,779.00	4.78
7/25/2009	8/25/2009	200,230,183.00	4.80
8/25/2009	9/25/2009	194,850,935.00	4.84
9/25/2009	10/25/2009	189,617,903.00	4.93
10/25/2009	11/25/2009	184,527,069.00	4.94
11/25/2009	12/25/2009	179,574,528.00	4.96
12/25/2009	1/25/2010	174,756,048.00	4.97
1/25/2010	2/25/2010	170,066,539.00	4.99
2/25/2010	3/25/2010	165,501,927.00	5.00
3/25/2010	4/25/2010	161,060,341.00	5.02
4/25/2010	5/25/2010	156,738,329.00	5.03
5/25/2010	6/25/2010	152,530,156.00	5.05
6/25/2010	7/25/2010	148,434,012.00	5.06
7/25/2010	8/25/2010	144,448,162.00	5.08
8/25/2010	9/25/2010	135,578,703.00	5.09
9/25/2010	10/25/2010	131,950,639.00	5.11
10/25/2010	11/25/2010	128,420,828.00	5.12
11/25/2010	12/25/2010	124,986,263.00	5.14
12/25/2010	1/25/2011	121,644,661.00	5.15
1/25/2011	2/25/2011	118,392,124.00	5.17
2/25/2011	3/25/2011	115,224,414.00	5.18
3/25/2011	4/25/2011	112,142,476.00	5.20
4/25/2011	5/25/2011	109,141,326.00	5.21
5/25/2011	6/25/2011	106,220,449.00	5.23
6/25/2011	7/25/2011	103,377,978.00	5.24
7/25/2011	8/25/2011	100,603,530.00	5.26
8/25/2011	9/25/2011	97,893,600.00	5.27
9/25/2011	10/25/2011	95,245,850.00	5.29
10/25/2011	11/25/2011	92,665,738.00	5.31
11/25/2011	12/25/2011	90,152,197.00	5.32
12/25/2011	1/25/2012	70,465,910.00	5.34
1/25/2012	2/25/2012	68,578,521.00	5.35
2/25/2012	3/25/2012	66,739,444.00	5.36
3/25/2012	4/25/2012	64,937,477.00	5.38
4/25/2012	5/25/2012	63,112,573.00	5.39
5/25/2012	6/25/2012	61,287,187.00	5.40
6/25/2012	7/25/2012	59,508,784.00	5.41
7/25/2012	8/25/2012	57,781,608.00	5.42